UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2026

Crown Reserve Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42894	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Conyers Trust Company (Cayman) Limited

PO Box 2681

Grand Cayman KY1-1111

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 501-3533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A ordinary share, one-half of one redeemable warrant, and one right	CRACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CRAC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CRACW	The Nasdaq Stock Market LLC
Rights, each right entitles holder to receive 0.20 of one Class A ordinary share upon consummation of a Business Combination	CRACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to Business Combination Agreement

On August 26, 2026, Crown Reserve Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), CRAC Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Carvix, Inc., a Delaware corporation (“Carvix”), entered into a First Amendment to Business Combination Agreement (the “Amendment”), which amends that certain Business Combination Agreement, dated as of March 30, 2026, by and among the Company, Merger Sub and Carvix (the “Business Combination Agreement”). Capitalized terms used but not defined in this Current Report have the meanings given to them in the Business Combination Agreement, as amended by the Amendment.

Pursuant to the Amendment, the parties amended and restated Section 5.04 of the Business Combination Agreement to conform it to the Company’s Fourth Amended and Restated Memorandum and Articles of Association (the “Cayman Constitutional Documents”). The Amendment does not change the voting rights of any holder of the Company’s securities. The Amendment revised the description of the shareholder votes required to approve the proposals to be considered at the extraordinary general meeting to provide that:

●	each of the business combination proposal, the Nasdaq proposal, the incentive plan proposal, each advisory organizational documents proposal and the adjournment proposal requires an ordinary resolution, being the affirmative vote of the holders of a simple majority of the Company’s Class A ordinary shares and Class B ordinary shares, voting together as a single class, who, being present in person or by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting;

●	each of the domestication proposal and the organizational documents proposal requires a special resolution of the holders of the Company’s Class B ordinary shares, being the affirmative vote of holders of not less than two-thirds of the Class B ordinary shares who, being present in person or by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting; provided that the holders of the Company’s Class A ordinary shares will have no right to vote on the domestication proposal or the organizational documents proposal, in accordance with Article 49.2 of the Cayman Constitutional Documents; and

●	the director election proposal requires an ordinary resolution of the holders of the Company’s Class B ordinary shares, being the affirmative vote of a simple majority of the votes cast by the holders of the Class B ordinary shares who, being present in person or by proxy and entitled to vote at the extraordinary general meeting, vote at the extraordinary general meeting; provided that the holders of the Company’s Class A ordinary shares will have no right to vote on the director election proposal, in accordance with Article 31.1 of the Cayman Constitutional Documents.

The Amendment further provides that each advisory organizational documents proposal, which relates to material differences between the Cayman Constitutional Documents and the proposed post-domestication organizational documents, is non-binding and advisory in nature, and that approval of the advisory organizational documents proposals is not a condition to, or otherwise necessary for, the authorization or consummation of the transactions contemplated by the Business Combination Agreement.

The Amendment also provides that, notwithstanding Section 8.02(e) of the Business Combination Agreement and the corresponding descriptions of base salaries set forth in Section 8.02(e) of the Carvix disclosure schedule to the Business Combination Agreement (the “Carvix Disclosure Schedule”), the annualized base salaries provided for in the individual employment agreements to be entered into by the Company and each of the Carvix executives identified on Annex A to the Amendment will be not less than the amounts set forth on such Annex A, and that any such employment agreement that provides for annualized base salaries not less than the amounts set forth on such Annex A, and that is otherwise consistent with the remaining terms set forth in Section 8.02(e) of the Carvix Disclosure Schedule, will be deemed consistent with, and will satisfy the condition set forth in, Section 8.02(e) of the Business Combination Agreement, and that the annual bonus opportunity described in such disclosure schedule will be calculated as the applicable percentage of the annualized base salary set forth on such Annex A. The Amendment does not, and is not deemed to, amend or modify the Carvix Disclosure Schedule.

Except as expressly amended by the Amendment, each term and provision of the Business Combination Agreement remains in full force and effect. In the event of a conflict between the terms of the Amendment and the terms of the Business Combination Agreement, the terms of the Amendment will control.

The foregoing description of the Amendment is not, and does not purport to be, complete, and is qualified in its entirety by reference to the copy of the Amendment filed as Exhibit 2.1 hereto, and incorporated herein by reference.

Additional Information and Where to Find It

The proposed Business Combination by and between the Company and Carvix will be submitted to the shareholders of the Company for their consideration. A Registration Statement is expected to be filed with the SEC, which will include preliminary and definitive proxy statements to be distributed to the Company’s shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Registration Statement has been filed and declared effective by the SEC, the Company will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination. The Company’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about the Company, Carvix and the proposed Business Combination. This Current Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company and Carvix may also file other documents with the SEC regarding the Business Combination. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Crown Reserve Acquisition Corp. I at Conyers Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman KY1-1111, Cayman Islands.

Participants in the Solicitation

The Company, Carvix and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the proposed Business Combination will be set forth in the Company’s proxy statement/prospectus when it is filed with the SEC. You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This Current Report also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom.

Forward-Looking Statements

This Current Report and exhibits attached hereto contain certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. The forward-looking statements contained in this Current Report are excluded from the safe harbor protection provided by the Private Securities Litigation Reform Act of 1995. The Company is a blank check company, and the statutory safe harbors for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act do not apply to statements made in connection with the Business Combination. Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report. All statements contained in this Current Report other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between the Company and Carvix; the anticipated benefits and timing of the proposed Business Combination; the Company’s and Carvix’s future financial performance; the ability of the Company and Carvix to execute their business strategies, their market opportunity and positioning; and other statements regarding management’s intentions, beliefs or expectations with respect to the proposed Business Combination, Carvix or the combined company, are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “strive,” “target,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of the Company’s and Carvix’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and Carvix. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the inability to complete the proposed Business Combination due to the failure to obtain approval of the Company’s shareholders or to satisfy other conditions to closing; (3) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (4) the risk that the proposed Business Combination disrupts current plans and operations of Carvix as a result of the announcement and consummation of the proposed Business Combination; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; (6) the outcome of any legal proceedings that may be instituted against Carvix, the combined company or the Company following announcement of the Business Combination and transactions contemplated thereby; (7) the inability to obtain or maintain the listing of the common stock of the Company following the Domestication and the warrants of the Company following the Domestication on Nasdaq following the Business Combination; (8) the interests of the Company’s directors and officers, the Sponsor, and their affiliates that differ from, or conflict with, the interests of the Company’s shareholders, and the dilution that the Company’s shareholders may experience as a result of the issuance of such common stock, including potential Earnout Shares; (9) the amount of redemptions by the holders of Public Shares being greater than expected, which may reduce the cash in the Trust Account available to the combined company upon the consummation of the Business Combination; (10) the extensive regulatory requirements applicable to Carvix’s business, including dealer licensing obligations; (11) changes in applicable laws or regulations; (12) costs related to the proposed Business Combination; and (13) any downturn or volatility in economic conditions. The foregoing list of factors is not exhaustive. These forward-looking statements are not guarantees of future performance, and actual results may differ materially from those expressed or implied by these forward-looking statements. The Company and Carvix undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except to the extent required under applicable securities laws. You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any assumptions prove incorrect, actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	First Amendment to Business Combination Agreement, dated as of August 26, 2026, by and among Crown Reserve Acquisition Corp. I, CRAC Merger Sub Inc. and Carvix, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crown Reserve Acquisition Corp. I

	By:	/s/ Prashant Patel
		Name:	Prashant Patel
		Title:	Chief Executive Officer

Dated: August 26, 2026